Exhibit 99.2

PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

Notice of Special Meeting of Shareholders

January 14th , 2020

To the Shareholders of Playbox(US), Inc.

Please be advised that on August 9, 2017, the District Court for the First Judicial District, Laramie, Wyoming, Case Number 186-067, issued and Order Granting the Custodianship of the Company to Wyoming Receivership Company, LLC, a Wyoming Limited Liability Company.as court-appointed custodian of Playbox(US), Inc. As court-appointed custodian, Barton Hollow is charged with rehabilitating the company for the benefit of its Shareholders. An integral element of this process is to hold a meeting of the company’s Shareholders. Accordingly, notice is hereby given that a Special Meeting of Shareholders of Playbox(US), Inc., a Wyoming corporation (the “Company”), will be held at the offices of Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339 on January 30th , 2020 at 10:30am local time, for the following purposes:

1.  The election of the following nominee(s) to serve as the directors of the Company until the next meeting of its Shareholders: Michael Shamber, President/Director, Calvin Lucyshyn, CFO, Darren Timmer, Secretary, Treasurer, Marlene Schluter, VP, Bus. Affairs, Manager, Corporate Governance, John Versfelt, Director of the Company;

2. To  transact any other business as may properly come before the Special Meeting or any adjournment(s) thereof.

Who May Attend the Meeting?

Only shareholders and persons holding proxies from shareholders may attend the meeting.

Record Date:

The record date for the meeting is December 31, 2019. This means that if you own stock of the Company at the close of business on that date, you are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

Proxy Voting:

Your vote is important. Please vote and return your proxy card promptly so your shares can be represented at the meeting even if you plan to attend. You may mail your proxy card as follows: Mountain Share Transfer, LLC, 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339. You may also elect to deliver your proxy card via email to: vote@mountainsharetransfer.com.

Wyoming Receivership Company, LLC., as Court Appointed Custodian for

Playbox(US), Inc.

_________________________________

PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

PROXY STATEMENT

SPECIAL MEETING OF STOCKHODLER FEBRUARY 4, 2020

This proxy statement is furnished to Shareholders in connection with the solicitation of proxies by the Court-Appointed Custodian of Playbox(US), Inc.(the "Company", "we", "our", or "us") in connection with the Special meeting of Shareholders of the Company to be held on February 4th , 2020 at 10:30am. (local time) at Mountain Share Transfer, LLC, 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA (the "Special Meeting").

Additional copies of this proxy statement, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from Mountain Share Transfer, 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Special Meeting is being solicited by the Court Appointed Custodian of the Company. Shareholders of record may vote in person, by mail or email. If you choose to vote by mail or email, please mark, date and sign the proxy card, and then return it to the Company Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a Shareholder attending the Special Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Court Appointed Custodian. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on December 31st, 2019 has been fixed as the record date for determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the date hereof, there are 1,056,592,936 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting and 110 shares of Preferred Series A, each of which is entitled to four times the number of common shares on each matter at the Annual Meeting. Pursuant to the Company's bylaws the vote of a majority of shares of stock either present in person or represented by proxy and entitled to vote will be required to ratify the actions proposed at the Special meeting.

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Special Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as "broker non-votes."

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the Court Appointed Custodian of the Company is soliciting your proxy to vote at the Special Meeting. We invite you to attend the Special Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on February 4th, 2020

1

PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

at 10:30am,. (local time) at Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card or follow the instructions on the enclosed proxy card to vote via the Internet or by telephone. We are mailing this proxy statement, the accompanying proxy card, to all Shareholders of record entitled to vote at the Special Meeting.

Who can vote at the annual meeting?

Only Shareholders of record at the close of business on December 31, 2019 the record date for the Special Meeting, will be entitled to vote at the Special Meeting. As of the date hereof, there were 1,056,592,936 shares of common stock (each entitled to one vote) outstanding and 110 shares of Preferred Series A (each entitled to four times the number of common shares outstanding).

Shareholder of Record: Shares Registered in Your Name

If on December 31, 2019, your shares of Company common stock were registered directly in your name with our transfer agent, Mountain Share Transfer, LLC, then you are a Shareholder of record. As a Shareholder of record, you may vote in person at the Special Meeting, or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 31, 2019, your shares of Company common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the Shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the Shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote at the Special Meeting: (1) to ratify the appointment of as Officers and Directors of the Company and (2) retain counsel to terminate the Court Ordered Custodianship.

The Court-Appointed Custodian does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 31, 2019.

What is the quorum requirement?

A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present or represented by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote in person at the Special Meeting. Abstentions and broker non-votes will be counted

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PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Shareholder of Record: Shares Registered in Your Name

If you are a Shareholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy. You may vote as follows:

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.
●	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly by mail courier or email at vote@mountainsharetransfer.com . If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

 If you hold your shares in "street name" and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the board of directors. You may vote "FOR", "AGAINST" or "ABSTAIN" on any other proposals.

If you submit your proxy but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See "How many votes are needed to approve each Proposal?"

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain "discretionary" (or routine) items, but it will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as "broker non-votes". Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors.

3

PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

How many votes are needed to approve each Proposal?

A majority of the common stock issued and outstanding are required to approve each proposal.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a Shareholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date.
●	You may send a written notice that you are revoking your proxy to Corporate Secretary % Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339.
●	You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.
●	If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in within four (4) business days after the Special Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, or vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Court Appointed Custodian. We will reimburse the Court Appointed Custodian for such costs. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are Shareholder proposals due for next year's annual meeting?

Our Shareholders also may submit proposals for inclusion in the proxy material. These proposals must meet the Shareholder eligibility and other requirements of the Securities and Exchange Commission (the "SEC"). To be considered for inclusion in next year's proxy materials, you must submit your proposal in writing by December 31st , 2020 to our Corporate Secretary, % Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of the date hereof by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

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PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

Shareholder Name	No. of Shares Owned	Percentage (%) of Shares Owned
Mountain Shares Transfer, LLC, “In Trust for benefit of Hydro Power Technologies, Inc.”	1,000,000,000	95%
Grant F Sanders	110 Preferred Series A	Voting Control 80%

 PROPOSAL 1

RATIFICATION OF THE APPOINTMENT OF OFFICERS AND DIRECTOR(S)

At this Special Meeting, one (1) comprising the entire membership of the Board of Directors, are to be ratified. The ratified officer and director will serve until the Company's next annual meeting of Shareholders and until a successor is elected and qualified.

All nominee(s) have consented to serve if ratified. We expect that each of the nominee(s) will be available for ratification, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director's death, resignation or removal.

Biographical and certain other information concerning the Company's nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Michael Shamber President/Director

Michael joined Hydro Power Technologies, Inc in August 2013 as President. Michael's previous roles included Vice President of Acquisitions at International Properties Group Ltd. a publicly held real estate corporation. Michael was a key facilitator of large and complex commercial real estate transactions and successfully transitioned into the role of Vice President at Mortgage Alliance Canada. Over the last 14 years, Michael was responsible for key account relationships for both public and private sector clients. Currently Michael is overseeing the transition of the company to a publicly traded entity. Michael will manage all vendor financial plans and prepare budgets, tax structures and strategies as required.

Calvin Lucyshyn CFO

Mr. Lucyshyn is a Director and CFO of Credent. Mr. Lucyshyn, a chartered accountant since 1993, has held financial control and reporting positions in the drilling industry for over eighteen years. From 1994-2005 he was the Controller for Westbay SonshipYacht Builders Ltd., a semi-custom builder of fiberglass motor yachts. From 1998 to 2003 he was the Financial Controller at The Crossing Company Inc., a civil engineering horizontal drilling company operating in Canada and the USA. He is currently the CFO/Controller of Cabo Drilling Corp., a drilling service contractor for the mineral exploration industry, with locations throughout Canada, Central and South America, and Western Europe, a position he has held since 2005, and the CFO for IMMC, a position he has held since 2006. Mr. Lucyshyn was the Director and CFO of Fortify Resources Inc. from July 2015 to November 2016. Mr. Lucyshyn was the CFO of Cabre Capital Corp. from March 2010 to June, 2011. Mr. Lucyshyn earned a Bachelor of Commerce degree from the University of Saskatchewan in 1990. Mr. Lucyshyn will devote such time and expertise as is reasonably required by the Resulting Issuer.

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PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

Darren Timmer Secretary, Treasurer

Mr. Timmer is Corporate Secretary of Credent. Mr. Timmer has 13 years of regulatory and policy experience. He has worked for Cabo Drilling since 2005, and is currently Corporate Secretary, a position he has held since 2011. Mr. Timmer is also Corporate Secretary for IMMC and Fortify Resources. Mr. Timmer was the President of Coquitlam Search and Rescue Society, from 2014 to 2016 and a Board Member from 20018 to 2018. Mr. Timmer earned a Bachelor of Science (Honors) in Geography from the University of Victoria in 2001 and a Master of Arts in Geography from the University of Guelph in 2004. Mr. Timmer will devote such time and expertise as is reasonably required by the Resulting Issuer.

Marlene Schluter VP, Bus. Affairs, Manager, Corporate Governance

Vice President, Corporate Governance On board of Hydro Power Technologies, Inc in June 2014 as Vice President of Corporate Governance Marlene is currently responsible for all compliance, corporate resources, regulatory requirements while working in partnership with the Board to ensure corporate mission statement, strategic initiatives and social responsibility. As one of a few female senior executives in the hydropower generation industry; Marlene brings more than 25+ years of global experience working with SME's, public corporations, merchant banks, social enterprises, NGO's and regulatory agencies. Prior to joining Hydro Power Technologies, Inc. (HPT), Marlene co-developed and led three start-up businesses in mining, technology and M/A sectors where she held senior roles with corporate finance, regulatory compliance, capital raise transactions and corporate resources . Marlene maintains professional association with Women's Executive Network WXN, Vancouver Board of Trade, 100 Women Who Care and Variety Children's Charity and retains licenses with the Canadian Securities Institute Series 7/63 ( NASD)- US securities broker, and alumni of Ivey Executive Leadership Program form Western University. Marlene holds a Bachelor of Education ( Economics) from Simon Fraser University and an MBA from University of British Columbia in International Business. Serves on several boards of public and private companies, acts as an advisor and held senior leadership roles as COO, CFO and VP.

John Versfelt Director

Mr. Versfelt is a Director, President and CEO of Credent; and a Director, Chairman, President and CEO of Cabo Drilling Corp., a Canadian drilling services company. He has been an officer of Cabo Drilling Corp. since 1992. He is a Director, President and CEO of International Millennium Mining Corp. (“IMMC”), a mineral exploration company and has been an officer of it since 1992. Both of these companies are British Columbia/Alberta reporting issuers trading on the TSX-Venture Exchange.

Mr. Versfelt is also currently a Director of Fortify Resources Inc., a reporting issuer in British Columbia, Alberta and Ontario, listed on the Canadian Securities Exchange. Mr. Versfelt was a director of Cabre Capital Corp., Avian Capital Inc., and Open EC Technologies Inc., and is currently the President of American Resource Management Consultants Inc., a private company that has provided management consulting, accounting, administration and paralegal/regulatory services to numerous private and public companies since 1982.

Mr. Versfelt earned a Bachelor of Arts (Commerce) from Simon Fraser University in 1976.

Information Regarding the Board and its Committees

Family Relationships

There are no family relationships between Officers or Directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

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PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

 RECOMMENDATION OF THE CUSTODIAN FOR PROPOSAL NO. 1:

THE COURT APPOINTED CUSTODIAN RECOMMENDS A VOTE FOR THE RATIFICATION OF ALL THE NOMINEES NAMED ABOVE.

RECOMMENDATION OF THE CUSTODIAN FOR PROPOSAL NO. 2:

THE COURT APPOINTED CUSTODIAN RECOMMENDS A VOTE TO TERMINATE THE COURT ORDERED CUSTODIANSHIP WHERE ALL THE REQUISITE ACTIONS BY THE COMPANY.

FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to receive email notices in the future concerning shareholder notices, news, and other information concerning the company, please visit www.mountainsharetransfer.com/esyl and enter your information.

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PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

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PLAYBOX(US), INC.

c/o Mountain Share Transfer, LLC

2030 Powers Ferry Road SE

Suite # 212

Atlanta, GA. 30339

**BALLOT STARTS HERE**RETURN BALLOT ONLY**

PROXY BALLOT

SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 4th , 2020

The undersigned shareholder of Playbox(US), Inc., A Wyoming Corporation (the Company”) hereby appoints Erik S. Nelson with full power of substitution, as proxy to cast all votes which the undersigned shareholder is entitled to cast at the Meeting of the Shareholders to be held on Thursday January 30th at 10:30 a.m.., local time, at Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339 or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE NOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS FOLLOWS:

In regards to the matters described below including the proposed election of new directors to nominate each of the following persons as a candidate for election as director of the Company:

Ratify Michael Shamber President/Director	FOR______ AGAINST______ ABSTAIN______
Ratify Calvin Lucyshyn CFO	FOR______ AGAINST______ ABSTAIN______
Ratify Darren Timmer Secretary, Treasurer	FOR______ AGAINST______ ABSTAIN______

Ratify Marlene Schluter VP, Bus. Affairs, Manager,

Corporate Governance,	FOR______ AGAINST______ ABSTAIN______

Ratify John Versfelt Director	FOR______ AGAINST______ ABSTAIN______

Each person(s) named herein as my appointed proxy is hereby granted full and complete authority and discretion to act on my behalf and to vote my shares with respect to matters listed above.

THE UNDERSIGNED[1] HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND HEREBY REVOKES AND PROXY OR PROXIES PREVIOUSLY GIVEN.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CAR TODAY BY: (a) mail or courier to Mountain Share Transfer, LLC, 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA; (b) facsimile # (404)-816-8830 and (c) via email vote@mountainsharetransfer.com

THIS BALLOT MUST BE RECEIVED BEFORE 5:00PM LOCAL TIME ON FEBRUARY 3, 2020

Dated:
Shareholder Signature	Shareholder Signature
Shareholder Name	Shareholder Name

(PLEASE PRINT YOUR NAME CLEARLY. We cannot record your vote, if we cannot read your name)

[1]        Please sign and print your name above. If shares are registered in more than one name, all such persons should sign. A Corporation should sign in its full corporate name by a duly authorized officer, state his/her title. Trustee(s), guardians(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards.

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